UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

VADO CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-222593	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

81 Prospect Street

Brooklyn, New York 11201

(Address of Principal Executive Office) (Zip Code)

(646) 828-1376

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 16, 2020, the Board of Directors (the “Board”) of Vado Corp. (the “Company”) determined in consultation with AJ Robbins CPA, LLC, the Company’s independent registered public accounting firm, that the Company’s unaudited condensed consolidated interim financial statements for the fiscal quarter ended August 31, 2020 (the “Financial Statements”) should no longer be relied upon. The Financial Statements, which were included in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended August 31, 2020 as filed with the U.S. Securities and Exchange Commission on October 8, 2020 (the “Quarterly Report”), contained material errors. The Board concluded that adjustments to the Financial Statements are required and that the Company will need to restate the Financial Statements by filing an amendment to the Quarterly Report.

Specifically, as described in “Note 5 – Capital Stock” of the Financial Statements, on June 26, 2020 the Company consummated a sale to an accredited investor of 100,000 shares of the Company’s Series A Preferred Stock at a purchase price of $2.00 per share, which resulted in $200,000 in gross proceeds to the Company. As disclosed in Note 5, each share of the Series A is convertible into 20 shares of the Company’s common stock, par value $0.001 per share. The Company utilized the intrinsic value method to determine the fair value of the beneficial conversion feature associated with this transaction, and charged the amount of $4,200,000 to interest expense during the fiscal quarter ended August 31, 2020. The Company has determined and verified with its independent registered public accounting firm that the accounting treatment of the beneficial conversion feature was in error, and is presently in the process of preparing an amendment to the Quarterly Report to correct this error in the Financial Statements. Pursuant to ASC 470-20-30-8, the beneficial conversion feature associated with the Series A Preferred Stock is capped at the amount of funds received, or $200,000. Pursuant to EITF 98-5, paragraph 8, this amount is considered analogous to a dividend, and is recognized as a return to the preferred shareholders.

The Company plans to file the amendment to the Quarterly Report to correct the errors described in this current report on Form 8-K as soon as practicable, and prior to the filing of the Company’s annual report on Form 10-K for the fiscal year ending November 30, 2020.

The Company’s Board and Chief Executive Officer has discussed the foregoing matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VADO CORP.

November 19, 2020	By:	/s/ David Lelong
David Lelong, Chief Executive Officer